`UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2005

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Delaware	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices)                                                       (Zip Code)

(503) 684-7000
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
SIGNATURES
Item 9.01 Financial Statements and Exhibits
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement

     On May 5, 2005, The Greenbrier Companies, Inc. entered into an underwriting agreement with Bear, Stearns & Co. Inc. as representatives of the several underwriters named therein (the “Underwriting Agreement”). The following summary of certain provisions of the Underwriting Agreement is qualified in its entirety by reference to the complete Underwriting Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

     Pursuant to the Underwriting Agreement we agreed to sell and the underwriters agreed to purchase for resale to the public, subject to the terms and conditions set forth therein, 4,500,000 shares of our common stock at a price of $26.50 per share, less underwriting commissions and discounts, plus an additional 675,000 shares issuable upon the exercise of a 30-day option granted by Greenbrier to the underwriters solely to cover over-allotments. The transaction is expected to close on May 11, 2005, subject to the conditions stated in the Underwriting Agreement.

     In the Underwriting Agreement, Greenbrier agreed to indemnify the underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and covenants of Greenbrier and customary conditions to closing.

     On May 5, 2005, Greenbrier also entered into a purchase agreement with Banc of America Securities LLC and Bear, Stearns & Co. Inc., as initial purchasers, in connection with the offering and sale by Greenbrier of $175,000,000 aggregate principal amount of the Company’s 8-3/8% Senior Notes due 2015 (the “Purchase Agreement”). The Purchase Agreement is filed as Exhibit 10.2 hereto and incorporated herein by reference. The transaction is expected to close May 11, 2005, subject to certain closing conditions, including the closing of the above-described sale of 4,500,000 shares of our common stock. In the Purchase Agreement, Greenbrier agreed to indemnify the initial purchasers against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities.

Item 8.01 Other Events.

          On May 6, 2005, The Greenbrier Companies, Inc. issued a press release announcing the pricing of its stock offering. A copy of the release is attached as Exhibit 99.1.

          On May 6, 2005, The Greenbrier Companies, Inc. issued a press release announcing the pricing of its 8 3/8% Senior Notes due 2015. A copy of the release is attached as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: May 10, 2005	By:	/s/ Larry G. Brady
Larry G. Brady
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits:

Exhibit
Number	Description

10.1	Underwriting Agreement between The Greenbrier Companies, Inc. and Bear, Stearns & Co. Inc. as representatives of the several underwriters dated as of May 5, 2005

10.2	Purchase Agreement among The Greenbrier Companies, Inc. and Banc of America Securities LLC and Bear, Stearns & Co. Inc., as initial purchasers, dated as of May 5, 2005

99.1	Press Release dated May 6, 2005 of The Greenbrier Companies, Inc. announcing pricing of its equity offering

99.2	Press Release dated May 6, 2005 of The Greenbrier Companies, Inc. announcing pricing of its debt offering